UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: December 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

FORM N-Q

DECEMBER 31, 2014

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited)	December 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 96.0%
Education - 20.3%
New Jersey State EDA Revenue:
School Facilities Construction	5.000%	3/1/29	$7,000,000	$7,754,530
School Facilities Construction, Assured Guaranty	5.500%	12/15/34	2,665,000	3,036,368
New Jersey State EFA Revenue:
Kean University	5.500%	9/1/36	7,500,000	8,468,175
Montclair State University	5.250%	7/1/38	2,000,000	2,202,200
New Jersey City University	5.000%	7/1/35	4,550,000	4,905,355
Richard Stockton College	5.125%	7/1/28	5,000,000	5,562,900
Richard Stockton College	5.375%	7/1/38	8,000,000	8,927,680
Stevens Institute of Technology	5.000%	7/1/27	3,725,000	3,927,826
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	11,515,000	12,341,777	(a)

Total Education				57,126,811

Health Care - 18.1%
New Jersey EDA:
First Mortgage Cadbury Corp. Project, ACA	5.500%	7/1/18	350,000	329,784
First Mortgage Cadbury Corp. Project, ACA	5.500%	7/1/28	1,250,000	1,027,225
Harrogate Inc.	5.750%	12/1/16	645,000	646,013
Harrogate Inc.	5.875%	12/1/26	1,500,000	1,500,855
New Jersey Health Care Facilities Financing Authority Revenue:
AHS Hospital Corp.	6.000%	7/1/37	3,000,000	3,603,210
Atlanticare Regional Medical Center	5.000%	7/1/17	800,000	872,384
Atlanticare Regional Medical Center	5.000%	7/1/18	1,500,000	1,644,240
Catholic Health East	5.250%	11/15/29	6,960,000	8,124,825
Hackensack University Medical Center	5.250%	1/1/31	3,850,000	4,240,390
Hackensack University Medical Center	5.250%	1/1/36	4,250,000	4,670,495
Robert Wood Johnson University Hospital	4.000%	7/1/22	2,000,000	2,160,280
Robert Wood Johnson University Hospital	5.000%	7/1/31	6,570,000	7,241,454
St. Peter’s University Hospital	6.250%	7/1/35	3,000,000	3,313,770
Virtua Health Inc.	5.750%	7/1/33	10,000,000	11,480,900

Total Health Care				50,855,825

Housing - 2.5%
Essex County Improvement Authority Revenue, NATL, FHA	5.900%	1/1/25	2,910,000	2,912,066
New Jersey State Housing & Mortgage Finance Agency, Multi-Family Revenue	5.750%	11/1/38	3,895,000	4,064,043

Total Housing				6,976,109

Industrial Revenue - 13.0%
Gloucester County, NJ, PCFA Revenue, Keystone Urban Renewal, Logan Generating	5.000%	12/1/24	800,000	903,248	(a)
New Jersey EDA, Municipal Loan Pool, AGM	5.400%	11/15/20	1,200,000	1,203,492
New Jersey EDA Revenue, Gloucester Marine	6.500%	1/1/15	500,000	500,000	(a)
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	5.250%	9/15/29	5,000,000	5,295,000	(a)
Continental Airlines Project	5.500%	6/1/33	2,000,000	2,160,380	(a)
Refunding	6.875%	1/1/37	1,990,000	2,019,711	(a)
New Jersey State EDA, Special Facility Revenue, Continental Airlines Inc. Project	5.625%	11/15/30	3,400,000	3,717,764	(a)
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	6.000%	12/1/36	13,000,000	15,087,410

See Notes to Schedule of Investments.

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Industrial Revenue - (continued)
Salem County, NJ, PCFA Revenue, Chambers Project	5.000%	12/1/23	$5,000,000	$5,678,200	(a)

Total Industrial Revenue				36,565,205

Leasing - 7.5%
New Jersey EDA Lease Revenue, Office Building Projects	5.000%	6/15/18	3,500,000	3,555,090
New Jersey State Transportation Trust Fund Authority:
Transportation System	5.250%	12/15/23	2,000,000	2,336,920
Transportation System	5.875%	12/15/38	11,000,000	12,803,010
Newark, NJ, Housing Authority, Refunding, Additional Newark Redevelopment Project, NATL	5.250%	1/1/23	2,130,000	2,521,196

Total Leasing				21,216,216

Local General Obligation - 1.8%
Paterson, NJ, GO:
General Improvement	5.000%	1/15/23	2,360,000	2,710,719
General Improvement	5.000%	1/15/24	1,990,000	2,281,137

Total Local General Obligation				4,991,856

Other - 0.6%
New Jersey EDA Revenue:
Department of Human Services, Pooled Financing	5.000%	7/1/22	317,000	317,805
Department of Human Services, Pooled Financing	5.200%	7/1/32	320,000	320,547
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	6.000%	10/1/39	1,000,000	1,119,290

Total Other				1,757,642

Power - 0.8%
Port Authority of New York & New Jersey, Special Obligation Revenue, 5th Installment, Special Project	6.750%	10/1/19	2,365,000	2,365,378	(a)

Pre-Refunded/Escrowed to Maturity - 11.2%
Middlesex County Improvement Authority, Lease Revenue, Regional Educational Services Commission, County GTD	5.250%	12/15/33	2,000,000	2,322,660	(b)
New Jersey EDA, School Facilities Construction, NATL, FGIC	5.000%	12/15/18	8,000,000	8,360,320	(b)
New Jersey State EDA Revenue, School Facilities Construction, Assured Guaranty	5.500%	12/15/34	4,835,000	5,651,341	(b)(c)
New Jersey State EFA Revenue, University of Medicine and Dentistry	7.500%	12/1/32	10,000,000	12,634,700	(b)
New Jersey State Health Care Facilities Financing Authority Revenue, Catholic Health East	5.250%	11/15/29	2,040,000	2,480,232	(b)
New Jersey State Turnpike Authority Revenue:
C-2005, NATL	6.500%	1/1/16	55,000	58,389	(d)
IBC, NATL	6.500%	1/1/16	40,000	40,477	(d)
National IBC	6.500%	1/1/16	55,000	58,389	(d)

Total Pre-Refunded/Escrowed to Maturity				31,606,508

Solid Waste/Resource Recovery - 1.3%
Gloucester County, NJ, Improvement Authority, Solid Waste Revenue:
Waste Management Inc. Project	2.125%	12/1/17	3,000,000	3,086,730	(e)(f)

See Notes to Schedule of Investments.

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Solid Waste/Resource Recovery - (continued)
Waste Management Inc. Project	2.500%	12/1/17	$625,000	$647,019	(a)(e)(f)

Total Solid Waste/Resource Recovery				3,733,749

Special Tax Obligation - 2.2%
New Jersey State EDA Revenue	5.000%	6/15/24	1,460,000	1,648,238
New Jersey State EDA Revenue	5.000%	6/15/28	2,000,000	2,210,180
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	2,000,000	1,489,920
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	1,250,000	873,700

Total Special Tax Obligation				6,222,038

Student Municipals - 0.4%
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.000%	12/1/44	1,080,000	1,112,260	(a)

Transportation - 14.2%
Delaware River Port Authority of Pennsylvania & New Jersey Revenue	5.000%	1/1/40	2,000,000	2,175,260
Delaware River Port Authority, PA, Revenue, Port District Project	5.000%	1/1/24	3,000,000	3,418,710
Delaware River, PA, Joint Toll Bridge Commission Revenue	5.000%	7/1/24	1,200,000	1,409,928
Delaware River, PA, Joint Toll Bridge Commission Revenue	5.000%	7/1/25	1,100,000	1,285,053
New Jersey State EDA Revenue, Private Activity-The Goethals Bridge Replacement Project, AGM	5.125%	1/1/39	1,500,000	1,625,145	(a)
New Jersey State Turnpike Authority Revenue	0.720%	1/1/18	5,000,000	5,035,300	(e)(f)
New Jersey State Turnpike Authority Revenue	5.000%	1/1/36	5,000,000	5,584,150
New Jersey State Turnpike Authority Revenue	5.250%	1/1/40	12,000,000	13,365,120
New Jersey State Turnpike Authority Revenue, National IBC	6.500%	1/1/16	110,000	116,575
Port Authority of New York & New Jersey	5.000%	1/15/41	1,000,000	1,121,190
South Jersey, NJ, Transportation Authority Revenue	5.000%	11/1/39	4,500,000	4,908,060

Total Transportation				40,044,491

Water & Sewer - 2.1%
Kearny, NJ, Municipal Utilities Authority Revenue, NATL, FGIC	7.300%	11/15/18	560,000	619,209
New Jersey EDA, Water Facilities Revenue, New Jersey American Water Co.	4.700%	12/1/25	2,250,000	2,425,140	(a)
New Jersey State EDA Revenue, Middlesex Water Co. Inc. Project	5.000%	10/1/23	2,460,000	2,872,591

Total Water & Sewer				5,916,940

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $246,048,694)				270,491,028

SHORT-TERM INVESTMENTS - 3.2%
Finance - 0.4%
New York City, NY, TFA Revenue:
Future Tax Secured, SPA-Dexia Credit Local	0.160%	8/1/22	400,000	400,000	(g)(h)
New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	0.160%	11/1/22	800,000	800,000	(g)(h)

Total Finance				1,200,000

General Obligation - 0.3%
New York City, NY, GO, LIQ-Dexia Credit Local	0.160%	4/1/35	900,000	900,000	(g)(h)

See Notes to Schedule of Investments.

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of Investments (unaudited) (cont’d)	December 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care - 0.6%
Illinois State Finance Authority Revenue, Northwestern Memorial Hospital-A-2	0.030%	8/15/42	$100,000	$100,000	(g)(h)
New Jersey State Health Care Facilities Financing Authority Revenue:
LOC-Wells Fargo Bank N.A.	0.030%	7/1/36	800,000	800,000	(g)(h)
Southern Ocean County Hospital, LOC- Wells Fargo Bank N.A.	0.030%	7/1/36	300,000	300,000	(g)(h)
Virtua Health Inc., LOC-Wells Fargo Bank N.A.	0.010%	2/1/34	600,000	600,000	(g)(h)

Total Health Care				1,800,000

Industrial Revenue - 1.2%
Raleigh, NC, COP, Downtown Improvement Project, SPA-Wells Fargo Bank N.A.	0.010%	2/1/34	380,000	380,000	(g)(h)
Salem County, NJ, PCFA Revenue, Public Service Electric & Gas	0.170%	11/1/33	3,000,000	3,000,000	(g)(h)

Total Industrial Revenue				3,380,000

Water & Sewer - 0.7%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
Second General Resolution, SPA-Dexia Credit Local	0.110%	6/15/32	1,100,000	1,100,000	(g)(h)
SPA-Dexia Credit Local	0.160%	6/15/32	800,000	800,000	(g)(h)

Total Water & Sewer				1,900,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $9,180,000)				9,180,000

TOTAL INVESTMENTS - 99.2% (Cost - $255,228,694#)				279,671,028
Other Assets in Excess of Liabilities - 0.8%				2,155,317

TOTAL NET ASSETS - 100.0%				$281,826,345

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Maturity date shown represents the mandatory tender date.

(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(h)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ACA	— American Capital Assurance - Insured Bonds
AGC	— Assured Guaranty Corporation - Insured Bonds
AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
COP	— Certificates of Participation
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
FHA	— Federal Housing Administration
GO	— General Obligation
GTD	— Guaranteed
IBC	— Insured Bond Certificates
LIQ	— Liquidity Facility
LOC	— Letter of Credit
NATL	— National Public Finance Guarantee Corporation - Insured Bonds
PCFA	— Pollution Control Financing Authority
SPA	— Standby Bond Purchase Agreement - Insured Bonds

See Notes to Schedule of Investments.

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2014

TFA	— Transitional Finance Authority

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset New Jersey Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Notes to Schedule of Investments (unaudited) (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$270,491,028	—	$270,491,028

Short-term investments†	—	9,180,000	—	9,180,000

Total investments	—	$279,671,028	—	$279,671,028

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$205,419	—	—	$205,419

†	See Schedule of Investments for additional detailed categorizations.

2. Investments

At December 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$25,536,309
Gross unrealized depreciation	(1,093,975)

Net unrealized appreciation	$24,442,334

At December 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Long-Term Bonds	105	3/15	$14,973,643	$15,179,062	$(205,419)

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: February 25, 2015

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: February 25, 2015